SECURITY AGREEMENT

     This Security Agreement is made and entered into as of December 18, 1998 by and between Todd Grama, with a home address of 19 Burnham Avenue, Roslyn, NY 11577 (the "Subscriber"), and AccuFacts Pre-Employment Screening, Inc., with an office at 6 Greene Street, New York, NY 10013 (the "Secured Party"); the Subscriber and the Secured Party collectively referred to hereinafter as the "Parties".

                               W I T N E S E T H:

     WHEREAS, contemporaneously herewith Subscriber is purchasing from Secured Party 187,500 shares of Common Stock par value $.01 per share of Secured Party represented by Certificate No. 1147 (the "Shares") and in consideration therefor has issued to the Secured Party a Secured Guaranteed Promissory Note of even date herewith (the "Note"), for the principal amount of THREE HUNDRED SEVENTY-FIVE THOUSAND ($375,000.00) DOLLARS plus interest; and

     WHEREAS, it is a condition of the Secured Party's acceptance of the Note that Subscriber grant a security interest to the Secured Party in the Shares.

     NOW THEREFORE, the Parties agree as follows:

     1. Security Interests in Collateral.

     To secure the prompt payment and performance to Secured Party of the Subscriber under the Note, (the "Obligations"), Subscriber hereby grants to Secured Party a continuing security

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interest and a lien upon the Shares (the "Collateral") together with all dividends currently or hereafter accrued thereupon.

     2. Location of Collateral.

     Subscriber has simultaneously with the execution of this Agreement delivered to Secured Party the certificate representing the Shares.

     3. Title.

     Except for the security interest hereby granted or any other claim herein set forth, Subscriber has full title to the Collateral, free and clear of any lien, security interest, encumbrance, or claim, and Subscriber will, at Subscriber's cost and expense, defend any action which may affect Secured Party's security interest in, or Subscriber's title to, the Collateral.

     4. Financing Statement.

     No financing statement covering the Collateral or any part thereof or any proceeds thereof is on file in any public office and, at Secured Party's request, Subscriber will join in executing all necessary financing statements in favor of Secured Party in forms satisfactory to Secured Party, will pay the cost of filing fees for filing the same and will further execute all other instruments deemed necessary by Secured Party and pay the cost of filing fees for filing the same.

     5. Sale or Disposition of Collateral.

     Subscriber warrants and covenants that it will not, without the prior written consent of Secured Party, sell, contract to sell, encumber, or dispose of the Collateral or any interest therein or parties thereof until all Obligations have been fully satisfied.

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     6. Term.

     This Agreement shall terminate upon payment of all principal and interest due under the Note.

     7. Reimbursement of Expenses By Subscriber.

     At the option of Secured Party, Secured Party may discharge taxes, liens, interest, or perform or cause to be performed for and on behalf of Subscriber any actions and conditions, obligations, or covenants which Subscriber has failed or refused to perform, and may pay for the maintenance, and preservation of the Collateral, and any sums so advanced shall be immediately payable at the place designated in the Note and shall be secured by this Security Agreement.

     8. Payment.

     Subscriber will pay the Note secured by this Security Agreement and any renewal or extension thereof and any other indebtedness hereby secured in accordance with the terms and provisions thereof and will repay immediately all sums expended by Secured Party in accordance with the terms and provisions of this Security Agreement.

     9. Change of Address.

     Subscriber will promptly notify Secured Party of any change of Subscriber's address.

     10. Attorney in Fact.

     Subscriber hereby irrevocably appoints Secured Party as Subscriber's attorney in fact, effective upon any default under the Note, to do any and every act which Subscriber is obligated by this Security Agreement to do, and to exercise all rights of Subscriber in the Collateral and to make collections and to prepare, execute and file, for and in Subscriber's name, any and all papers and instruments including, without limitation, financing statements, and to do all other things necessary

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or desirable to preserve, protect, perfect, enforce and continue the Collateral and to make collections and to protect Secured Party's security interest in said Collateral.

     11. Additional Rights of Secured Party.

     In its sole discretion, the Secured Party may, at any time and from time to time, assign, transfer or deliver to any transferee of the Notes any rights in the Collateral, whereupon Secured Party shall be fully discharged from all responsibility and the transferee shall be vested with all powers and rights of the Secured Party hereunder with respect thereto, but the Secured Party shall retain all rights and powers with respect to any Collateral not assigned, transferred or delivered.

     12. Time of Performance and Waiver.

     In performing any act by Subscriber under this Security Agreement and the Note secured hereby, time shall be of the essence. Secured Party's acceptance of partial or delinquent payments, or the failure of Secured Party to exercise any right or remedy shall not be a waiver of any obligation of Subscriber or right of Secured Party or constitute a waiver of any other similar default subsequently occurring.

     13. Default.

     Subscriber shall be in default under this Security Agreement on the happening of any of the following events or conditions (each an "Event of Default"):

     (a) the Note is not paid in accordance with its terms or an acceleration event occurs under the Note; or

     (b) any warranty, representation, or statement made or furnished to Secured Party by or on behalf of Subscriber proves to have been false in any material respect when made or furnished; or

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     (c) default in payment or performance of covenants or sums due hereunder three (3) days after notice thereof.

     14. Remedies.

     (a) Upon the occurrence of an Event of Default and at any time thereafter, Secured Party may, without notice to or demand upon Subscriber, declare any and all of the Obligations secured hereunder immediately due and payable and Secured Party shall have all rights and remedies of a secured party under the Uniform Commercial Code or of the Secured Party under the Obligations, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively or concurrently; provided however, that the sole remedy of Secured Party for nonpayment of the Note shall be recovery and cancellation of the Shares.

     (b) The Secured Party may appropriate, set off and apply to the payment of the Obligations, any Collateral in or coming into the possession of the Secured Party or its agents, without notice to Subscriber and in such manner as the Secured Party may in its discretion determine.

     15. Miscellaneous Provisions.

     (a) New York Law to Apply: This Security Agreement shall be construed under and in accordance with the Uniform Commercial Code and other applicable laws of the State of New York and all obligations of the parties created hereunder are performable in New York County, New York.

     (b) Parties Bound: This Security Agreement shall be binding on and inure to the benefit of the Parties and their respective heirs, executors, administrators, legal representatives, successors, and assigns where permitted by this Security Agreement.

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     (c) Legal Construction: In case any one or more of the provisions contained in this Security Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof and this Security Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

     (d) Prior Agreements Superseded: This Agreement constitutes the sole and only agreement of the Parties hereto and supersedes any prior understandings or written or oral agreements between the parties respecting the within subject matter.

     (e) Definitions: All terms used herein which are defined in the Uniform Commercial Code of New York shall have the same meaning herein as in said Code.

     IN WITNESS WHEREOF, the undersigned have executed this Security Agreement as of the date first above written.

                                   ACCUFACTS PRE-EMPLOYMENT
                                   SCREENING, INC.

                                   By   /s/ Philip Luizzo
                                       ---------------------------------
                                       Philip Luizzo, President

                                    /s/ Todd Grama
                                   -------------------------------------
                                   Todd Grama

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                       GUARANTEED SECURED PROMISSORY NOTE


$375,000.00                                                  New York, New York
                                                             December 18, 1998


     FOR VALUE RECEIVED, the undersigned, TODD GRAMA (the "Payor"), hereby promises to pay to the order of AccuFacts Pre-Employment Screening, Inc. (the "Payee"), at the option of Payee, on June 30, 1999, at such place in the State of New York as the holder of this Note shall specify, in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts, the principal sum of Three Hundred Seventy-Five Thousand ($375,000.00) Dollars, together with accrued interest as hereinafter provided.

1.   Interest.

     1.1 The unpaid principal amount hereof shall bear simple interest from the date hereof at the prime rate set forth by Citibank, N.A. from time to time.

     1.2 If payment of the principal amount hereof and interest accrued thereon is not made upon maturity, then interest shall accrue on such unpaid amount from the date of non-payment to the date of payment at the maximum rate permitted by applicable law.

     2. Security Interest; Guarantee of Performance. Payor's obligations pursuant to this note are secured by a first priority security interest in Payor's 187,500 shares of Common Stock par value $.01 of the Payee (the "Shares")under the terms of a Security Agreement between Payor and Payee of even date herewith.

     3. Suits for Enforcement and Remedies. The sole remedy of Payee for non payment of this Note is recovery of the Shares. If payment of the principal amount hereof and interest accrued thereon is not made upon maturity, or is accelerated under the terms of paragraph 5 hereof, the holder of this Note may proceed to protect and enforce such holder's rights either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, condition or agreement contained in this Note or in aid of the exercise of any power granted in this Note, or proceed to enforce the payment of this Note or to enforce any other legal or equitable right of the holder of this Note. By his execution hereof, Payor agrees to submit to the jurisdiction of the Courts of the State of New York and that any suit to enforce this Note may be brought in the Courts of the State of New York.

     4. Unconditional Obligation; Fees; Waivers, etc.

     4.1 The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment or adjustment whatsoever.


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     4.2 If the holder of this Note shall institute any action to enforce the collection of this Note so as to recover the Shares, there shall be immediately due and payable from the Payor, in addition to the Shares, all reasonable costs and expenses incurred by the Payee in connection therewith, including, without limitation, reasonable attorneys' fees and disbursements.

     4.3 No forbearance, indulgence, delay or failure to exercise any right or remedy with respect to this Note shall operate as a waiver, nor as an acquiescence in any default, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy.

     4.4 This Note may not be modified or discharged orally, but only in writing duly executed by the holder hereof.

     4.5 The Payor hereby waives presentment, demand, notice of dishonor, protest and notice of protest.

     5. Events of Default. In the event of and immediately upon the occurrence of any of the following events (an "Event of Default") this Note shall become immediately due and payable without any action by the Payee:

     5.1 If Payee shall be in default of the payment provisions of this Note;

     5.2 If an Event of Default shall occur under the Security Agreement herewith between Payor and Payee of even date herewith or such Security Agreement shall cease to be in full force and effect in accordance with its terms;

     5.3 (a) the Payor makes a general assignment for the benefit of creditors or commences (as the debtor) a case in bankruptcy, or commences (as the debtor) any proceeding under any other insolvency law; or

     (b) a case in bankruptcy or any proceeding under any other insolvency law is commenced by or against the Payor (as the debtor) and a court having jurisdiction enters a decree or order for relief against the Payor as the debtor in such case or proceeding, or such case or proceeding is consented to by the Payor or remains undismissed for 60 days, or the Payor consents or admits the material allegations against it in any such case or proceeding; or

     (c) a trustee, receiver or agent (however named) is appointed or authorized to take charge of substantially all of the property of the Payor for the purpose of general administration of such property for the benefit of creditors and the order making such appointment or granting such authorization is not vacated within 60 days, during which period such trustee, receiver or agent shall not have taken any action with respect to the property of the Payor which might prejudice the interest of the Payee hereunder.

     If an Event of Default occurs and is continuing, Payee may pursue any available remedy to collect the payment of all amounts due under this Note or to enforce the performance of any provision of this Note. No waiver of any default hereunder shall be

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construed as a waiver of any subsequent default, and the failure to exercise any right or remedy hereunder shall not waive the right to exercise such right or remedy thereafter.

     6. Miscellaneous.

     6.1 Headings of the various paragraphs of this Note are for convenience of reference only and shall in no way modify any of the terms or provisions of this Note.

     6.2 Any notice required or permitted to be given hereunder shall be deemed to have been duly given when personally delivered or two days after being mailed certified or registered, first class, portage prepaid, as follows:

                  If to the Payor:  Todd Grama
                                    19 Burnham Avenue
                                    Roslyn, New York 11577


                  If to the Payee:  AccuFacts Pre-Employment Screening, Inc.
                                    6 Greene Street
                                    New York, New York 10013
                                   Fax: 212-966-2022

     6.3 This Note and the obligations of the Payor and the rights of any holder hereof shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such state.


                                            PAYOR:

                                            /s/ Todd Grama
                                            -----------------------------
                                            Todd Grama


                                       -3-
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                    ACCUFACTS PRE-EMPLOYMENT SCREENING, INC.
                                6 Greene Street
                               New York, NY 10013
                              Tel: (212) 966-0666
                              Fax: (212) 966-2022


                                                                   June 10, 1999

Todd Grama
19 Burnham Avenue
Roslyn, NY 11577

Re:  12/18/98 Note Payable in the Total principal Amount of $375,000

Dear Mr. Grama:

As discussed, this will modify the referenced Note in that the due date for payment of its balance is extended from June 30, 1999 to September 15, 1999. No other provisions are modified by this letter, and shall remian in full force and effect.

Very truly yours,

Accufacts Pre-Employment Scrrening, Inc.


By: /s/ Philip Luizzo
    ---------------------------
    Philip Luizzo, President